                                EATON CORPORATION
                         2006 ANNUAL REPORT ON FORM 10-K
                                   ITEM 15(B)
                                   EXHIBIT 23
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements and related Prospectuses of our reports dated February 23, 2007 with respect to the consolidated financial statements of Eaton Corporation, Eaton Corporation management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Eaton Corporation, included in this Annual Report (Form 10-K) for the year ended December 31, 2006.

Registration
Number         Description                                    Filing Date
------------   -----------                                    -----------
333-136292     Eaton Corporation Incentive Compensation       August 4, 2006
               Deferral Plan - Form S-8 Registration
               Statement - 70,000 Shares

333-136291     Eaton Corporation - Shareholder Dividend       August 4, 2006
               Reinvestment and Direct Share Purchase Plan
               -1,000,000 Shares -Prospectus

333-130318     Eaton Corporation - Form S-3 Automatic Shelf   December 14, 2005
               Registration Statement

333-129602     Eaton Corporation Shareholder Dividend         November 9, 2005
               Reinvestment Plan - Form S-3 Registration
               Statement - 75,000 Shares

333-125836     Eaton Savings Plan - Form S-8 Registration     June 15, 2005
               Statement - 9,000,000 Shares

333-124129     Eaton Corporation Incentive Compensation       April 18, 2005
               Deferral Plan II - Form S-8 Registration
               Statement - 400,000 Shares

333-124128     Eaton Corporation Deferred Incentive           April 18, 2005
               Compensation Plan II - Form S-8 Registration
               Statement - 750,000 Shares

333-124127     2005 Non-Employee Director Fee Deferral Plan   April 18, 2005
               - Form S-8 Registration Statement - 30,000
               Shares

333-116974     Eaton Corporation Deferred Incentive           June 29, 2004
               Compensation Plan - Form S-8 Registration
               Statement - 750,000 Shares

333-116970     Eaton Corporation 2004 Stock Plan - Form S-8   June 29, 2004
               Registration Statement - 7,000,000 Shares

333-106764     Eaton Corporation - Form S-3 Registration      July 2, 2003
               Statement - $250,000,000 of Debt Securities,
               Debt Warrants, Preferred Shares and Common
               Shares

333-105786     Eaton Corporation - Form S-3 Registration      June 3, 2003
               Statement - $47,850,000 of Common Shares


333-104366     1996 Non-Employee Director Fee Deferral Plan   April 8, 2003
               - Form S-8 Registration Statement

333-104367     Eaton Savings Plan - Form S-8 Registration     April 8, 2003
               Statement - 5,000,000 Shares

333-97365      Eaton Corporation Incentive Compensation       July 30, 2002
               Deferral Plan - Form S-8 Registration
               Statement

333-97373      Cutler-Hammer de Puerto Rico Inc. Retirement   July 30, 2002
               Savings Plan - Form S-8 Registration
               Statement

333-97371      Eaton Corporation 2002 Stock Plan - Form S-8   July 30, 2002
               Registration Statement

333-43876      Eaton Corporation 401(k) Savings Plan - Form   August 16, 2000
               S-8 Registration Statement - 500,000 Shares

333-35946      Deferred Incentive Compensation Plan - Form    May 1, 2000
               S-8 Registration Statement - 375,000 Shares

333-86389      Eaton Corporation Executive Strategic          September 2, 1999
               Incentive Plan - Form S-8 Registration
               Statement

333-77245      Eaton Corporation 401(k) Savings Plan - Form   April 28, 1999
               S-8 Registration Statement

333-77243      Eaton Corporation Share Purchase and           April 28, 1999
               Investment Plan - Form S-8 Registration
               Statement

333-74355      Eaton Corporation $1,400,000,000 of Debt       March 12, 1999
               Securities, Debt Warrants, Common Shares and
               Preferred Shares - Form S-3 Registration
               Statement (Including Post-Effective
               Amendment No. 1 filed on April 23, 1999 and
               Amendment No. 2 filed on May 11, 1999)

333-62375      Eaton Corporation 1998 Stock Plan - Form S-8   August 27, 1998
               Registration Statement

333-62373      Eaton Holding Limited U.K. Savings - Related   August 27, 1998
               Share Option Scheme [1998] - Form S-8
               Registration Statement

333-35697      Cutler-Hammer de Puerto Rico Company           September 16, 1997
               Retirement Savings Plan - Form S-8
               Registration Statement

333-28869      Eaton 401(k) Savings Plan and Trust - Form     June 10, 1997
               S-8 Registration Statement

333-23539      Eaton Non-Employee Director Fee Deferral       March 18, 1997
               Plan - Form S-8 Registration Statement

333-22597      Eaton Incentive Compensation Deferral Plan -   March 13, 1997
               Form S-8 Registration Statement

333-03599      Eaton Corporation Share Purchase and           May 13, 1996
               Investment Plan - Form S-8 Registration
               Statement

333-01365      Eaton Corporation Incentive Compensation       March 1, 1996
               Deferral Plan - Form S-3 Registration
               Statement

33-64201       Eaton Corporation $120,837,500 of Debt         November 14, 1995
               Securities and Debt Warrants - Form S-3
               Registration Statement

33-60907       Eaton 1995 Stock Plan - Form S-8               July 7, 1995
               Registration Statement

33-52333       Eaton Corporation $600,000,000 of Debt         February 18, 1994
               Securities, Debt Warrants, Common Shares and
               Preferred Shares - Form S-3 Registration
               Statement

33-49393&      Eaton Corporation Stock Option Plans - Form    March 9, 1993
33-12842       S-8 Registration Statement


/s/ Ernst & Young LLP
-------------------------------------
Cleveland, Ohio
February 23, 2007